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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 13, 2009


                         Mayfair Mining & Minerals, Inc.
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                 (Exact name of registrant specified in Charter)


      Nevada                      333-102117               45-0487294
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 (State or other                 (Commission             (IRS Employer
 jurisdiction of                 File Number)          Identification No.)
  incorporation)


                           South Lodge, Paxhill Park,
                      Lindfield, West Sussex, UK, RH16 2QY
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          (Address of principal executive offices, including Zip Code)

          REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: 44-(1444)-220211


                                      N/A
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         (Former name and former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS

         (b) Effective November 13, 2009, Alexander Holtermann resigned as a Director and Officer of the Company. There was no disagreement between the Company and Mr. Holtermann on any issue. A copy of Mr. Holtermann's Letter of Resignation it attached hereto as Exhibit 17.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (d) Exhibits

                  Exhibit 17 - Letter of Resignation




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MAYFAIR MINING & MINERALS, INC.

                                        By: /s/ "Clive de Larrabeiti"
Dated: November 16, 2009                   --------------------------------
                                            Clive de Larrabeiti, President